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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 27, 2001, included in this Annual Report on Form 10-K, into PTEK HOLDINGS, INC.'s previously filed Registration Statements (Files Nos. 333-51380, 333-11281, 333-17593, 333-29787, 333-36557, 333-39693, 333-52357,
333-79599, 333-87635, and 333-89891).


/s/ Arthur Andersen LLP


Atlanta, Georgia
March 27, 2001